UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  February 17, 2010

 FX ENERGY, INC.

 (Exact name of registrant as specified in its charter)

 Nevada
000-25386
87-0504461

 (State or other jurisdiction of
(Commission File Number)
(IRS Employer

 incorporation or organization)
Identification No.)

 3006 Highland Drive, Suite 206

 Salt Lake City, Utah
84106

 (Address of principal executive offices)
(Zip code)

 Registrant’s telephone number, including area code:
(801) 486-5555

 N/A

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 ☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 ☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 ☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01—OTHER EVENTS

On February 17, 2010, FX Energy, Inc. issued a press release, a copy of which is attached as Exhibit 99.01.

ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS

The following is filed as an exhibit to this report:

 Exhibit  Number
Title of Document
Location

 99
Miscellaneous

 99.01
Press release dated February 17, 2010
Attached

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FX ENERGY, INC.

Registrant

 Dated:  February 17, 2010
By:
/s/ Clay Newton

Clay Newton, Vice President